UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported)	November 26, 2013

BARNES & NOBLE, INC.
(Exact Name of Registrant as Specified in Its Charter)

Delaware
(State or Other Jurisdiction of Incorporation)

1-12302	06-1196501
(Commission File Number)	(IRS Employer Identification No.)

122 Fifth Avenue, New York, NY	10011
(Address of Principal Executive Offices)	(Zip Code)

(212) 633-3300
(Registrant’s Telephone Number, Including Area Code)

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

⃞ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

⃞ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

⃞ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

⃞ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02  Results of Operations and Financial Condition

On November 26, 2013, Barnes & Noble, Inc. (the “Company”) issued a press release announcing its financial results for the second quarter ended October 26, 2013 (the “Press Release”).  A copy of the Press Release is attached hereto as Exhibit 99.1.

The information in Item 2.02 of this Form 8-K and the Exhibit attached hereto pertaining to the Company’s financial results shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such filing.

Use of Non-GAAP Financial Information

To supplement the Company’s consolidated financial statements presented in accordance with generally accepted accounting principles (“GAAP”), in the press release attached hereto as Exhibit 99.1 the Company uses the non-GAAP financial measure of EBITDA (defined by the Company as earnings before interest, taxes, depreciation and amortization).

The Company’s management reviews this non-GAAP measure internally to evaluate the Company’s performance and manage its operations.  The Company believes that the inclusion of EBITDA results provides investors useful and important information regarding the Company’s operating results. The non-GAAP measure included in the press release attached hereto as Exhibit 99.1 has been reconciled to the comparable GAAP measure as required under SEC rules regarding the use of non-GAAP financial measures.  The Company urges investors to carefully review the GAAP financial information included as part of the Company’s Annual Report on Form 10-K, Quarterly Reports on Form 10-Q, and quarterly earnings releases.

Item 5.02  Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Peter M. Herpich, age 43, was appointed Vice President, Corporate Controller of the Company on October 27, 2013 and Principal Accounting Officer of the Company on November 23, 2013.  From March 2010 to October 2013, Mr. Herpich was Vice President, Assistant Controller of the Company.  From June 2004 to March 2010, he served as Director of Financial Reporting for the Company. Prior to that, he held various positions at the Company from January 1995 to June 2004. Mr. Herpich is a Certified Public Accountant.

Mr. Herpich will receive an annual base salary of $315,000 and be entitled to an annual bonus of up to 30% of annual base salary based upon the achievement of Company and individual performance targets.

Item 9.01  Financial Statements and Exhibits

(d)  Exhibits

99.1  Press Release of Barnes & Noble, Inc., dated November 26, 2013

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BARNES & NOBLE, INC.
(Registrant)

		By:	/s/ Allen W. Lindstrom
Allen W. Lindstrom
Chief Financial Officer

Date:	November 26, 2013

Barnes & Noble, Inc.

EXHIBIT INDEX

Exhibit Number	Description

99.1	Press Release of Barnes & Noble, Inc., dated November 26, 2013